UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 28, 2008

SPRINT NEXTEL CORPORATION
(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800) 829-0965
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On November 28, 2008, Barry J. West stepped down from his position as Chief Technology Officer and President, Xohm Business Unit, of Sprint Nextel Corporation (“Sprint Nextel”). Mr. West has joined Clearwire Corporation (“Clearwire”) as President and Chief Architect.
Item 7.01 Regulation FD Disclosure.
On November 28, 2008, Clearwire and Sprint Nextel announced that they have completed the transaction to combine their next-generation wireless broadband businesses to form a new wireless communications company named Clearwire.
The press release announcing the closing of the transaction is furnished as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press Release Announcing Closing of Clearwire Transaction

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION
Date: November 28, 2008	By:	/s/ Timothy O’Grady
Timothy O’Grady
Assistant Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release Announcing Closing of Clearwire Transaction